UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

      July 22, 2014

UNITED CANNABIS CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-54582	Suite 200-883 9249 South Broadway Highlands Ranch, CO 80129	26-1391338
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(303) 904-9296
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Dismissal of Anton & Chia, LLP (“Anton & Chia”).

On July 22, 2014 (the “Dismissal Date”), the Board of Directors of United Cannabis Corporation (the “Registrant”) determined to dismiss Anton & Chia, its independent registered public accounting firm.

The report of Anton & Chia on the audited financial statements of the Registrant for the fiscal years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification on the Registrant’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2012.

During the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  Further, during the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Anton & Chia with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Anton & Chia to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.   A copy of such letter will be filed by amendment once it is received.

(b)

Engagement of Cutler & Co., LLC (“Cutler”)

On July 22, 2014 (the “Engagement Date”), the Registrant’s Board of Directors approved the appointment of Cutler as the Registrant’s independent registered public accounting firm.  During the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted Cutler regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits:

Exhibit Number	Description

16	Letter regarding change in certifying accountant (to be filed by amendment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CANNABIS CORPORATION

Date:  July 24, 2014

By: /s/ Chad Ruby

Chad Ruby

Chief Operating Officer